UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 SCHEDULE 14A Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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UNITED STATES ANTIMONY CORPORATION
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UNITED STATES ANTIMONY CORPORATION P.O. Box 643, Thompson Falls, Montana 59873 November 14, 2013

Dear Shareholder:

You are cordially invited to attend the 2013 annual meeting of shareholders of United States Antimony Corporation.  The meeting will be held at the Ramada Inn at the airport, 8909 Airport Drive, Spokane, Washington, on Saturday, December 14, 2013, at 11:00 a.m., local time.

The Notice of Annual Meeting of Shareholders and Proxy Statement describe the formal business to be transacted at the meeting.

During the meeting, we will also report on our operations.  Directors and officers of United States Antimony Corporation will be present to respond to appropriate questions from shareholders.

It is important that your shares are represented, whether or not you attend the annual meeting in person and regardless of the number of shares you own.  To make sure your shares are represented, we urge you to promptly vote.  You may vote your shares by completing and mailing the enclosed proxy card.  If you attend the meeting, you may vote in person even if you have previously submitted your proxy. Also, described in the accompanying proxy information is important information on how you can vote online.

We look forward to seeing you at the meeting.

Sincerely,

John C. Lawrence
Chairman and President

UNITED STATES ANTIMONY CORPORATION
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NOTICE OF 2013 ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of United States Antimony Corporation:

The 2013 Annual Meeting of Shareholders of United States Antimony Corporation (USAC or the Company) will be held at the Ramada Inn at the airport, 8909 Airport Drive, Spokane, Washington, on Saturday, December 14, 2013 at 11:00 a.m., local time, for the following purposes:

1.	To elect each of the six directors named in the Proxy Statement for a term of one year.

2.	To ratify the appointment of DeCoria, Maichel & Teague P.S. as USAC’s independent registered public accounting firm for the fiscal year ending December 31, 2013.

3.	To transact any other business that properly comes before the meeting.

Only shareholders of record at the close of business on November 14, 2013 will be entitled to notice of, and to vote at, the annual meeting. A list of shareholders as of November 4, 2013, will be available at the annual meeting for inspection by any shareholder. Shareholders will need to register at the annual meeting to attend the annual meeting. If your shares of common stock or preferred stock are not registered in your name, you will need to bring proof of your ownership of those shares at the annual meeting in order to register and to attend and vote. You should ask the broker, bank or other institution that holds your shares of common or preferred stock to provide you with a valid proxy card to permit you to vote at the annual meeting. Please bring that documentation to the annual meeting.

Your vote is very important.  Whether or not you expect to attend in person, we urge you to vote your shares at your earliest convenience.  Promptly voting your shares by signing, dating, and returning the enclosed proxy card will ensure the presence of a quorum at the meeting.  An addressed envelope for which no postage is required if mailed in the United States is enclosed if you wish to vote by mail. Submitting your proxy now will not prevent you from voting your shares at the meeting if you desire to do so, as your proxy is revocable at your option.  Retention of the proxy is not necessary for admission to or identification at the meeting.

Important Notice Regarding the Availability of Proxy Materials for the annual meeting to be held on December 14, 2013. The proxy statement and 2012 Annual Report on Form 10-K are available at htt://www.usantimony.com.

By Order of the Board of Directors

John C. Lawrence
Chairman and President

Thompson Falls, Montana
November 14, 2013

PROXY STATEMENT
OF
UNITED STATES ANTIMONY CORPORATION

47 Cox Gulch, P.O. Box 643
Thompson Falls, Montana 59873
 (406) 827-3523

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2013 ANNUAL MEETING OF SHAREHOLDERS
DECEMBER 14, 2013
___________________________

The Board of Directors of United States Antimony Corporation (USAC or the Company) is using this Proxy Statement to solicit proxies from our shareholders for use at the 2013 annual meeting of shareholders.  We are first mailing this Proxy Statement and the form of proxy to our shareholders on or about November 14, 2013.

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INFORMATION ABOUT THE 2013 ANNUAL MEETING
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Time and Place of the Annual Meeting

Our annual meeting will be held as follows:

Date:     Saturday, December 14, 2013

Time:    11:00 a.m., local time

Place:   Ramada Inn at the airport, 8909 Airport Drive, Spokane, Washington

Matters to Be Considered at the Annual Meeting

At the meeting, you will be asked to consider and vote upon the following proposals:

Proposal 1.	To elect six directors to each serve for a one-year term.

Proposal 2.	To ratify the selection of DeCoria, Maichel & Teague P.S. as our independent auditor for 2013.

We also will transact any other business that may properly come before the annual meeting.  As of the date of this Proxy Statement, we are not aware of any other business to be presented for consideration at the annual meeting other than the matters described in this Proxy Statement.

Who is Entitled to Vote?

We have fixed the close of business on November 14, 2013 as the record date for shareholders entitled to notice of and to vote at our annual meeting.  Only holders of record of USAC’s common stock and preferred stock on that date are entitled to notice of and to vote at the annual meeting.  You are entitled to one vote for each share of USAC common stock and each share of preferred stock you own.  On November 14, 2013, the following shares were outstanding and entitled to vote at the annual meeting: (1) 61,692,933 shares of common stock, (2) 177,904 shares of  Series C preferred stock, and (3) 1,751, 005 shares of Series D preferred stock. The Company’s Series B preferred stock does not have voting rights.

How Do I Vote at the Annual Meeting?

You have several voting options. You may vote by:

●	Completing your proxy card over the internet at the following website: www http://www.columbiastock.com/voting4;

●	Faxing your proxy card to Columbia Stock Transfer at 855-644-3544, Attention: Michelle White;

●	Emailing your proxy card to Columbia Stock Transfer at michelle@solumbiastock.com;

●	Downloading or requesting a proxy card (as detailed below), signing your proxy and mailing it to the attention of Alicia Hill, Secretary, at P.O. Box 643, Thompson Falls, Montana 59873;

●	Signing and faxing your proxy card to our Secretary for proxy voting at the number provided on the proxy card; or

●	Attending the annual meeting and voting in person.

Proxies are solicited to provide all shareholders of record on the voting record date an opportunity to vote on matters scheduled for the annual meeting and described in these materials. You are a shareholder of record if your shares of USAC common stock and/or preferred stock are held in your name.  If you are a beneficial owner of USAC common stock or preferred stock held by a broker, bank or other nominee (i.e., in “street name”), please see the instructions in the following question.

Shares of USAC common stock and preferred stock can only be voted if the shareholder is present in person or by proxy at the annual meeting. To ensure your representation at the annual meeting, we recommend you vote by proxy even if you plan to attend the annual meeting.  You can always change your vote at the meeting if you are a shareholder of record.

Shares of USAC common stock and preferred stock represented by properly executed proxies will be voted by the individuals named on the proxy card in accordance with the shareholder’s instructions.  Where properly executed proxies are returned to us with no specific instruction as how to vote at the annual meeting, the persons named in the proxy will vote the shares "FOR" the election of each of our director nominees, and "FOR" ratification of the selection of DeCoria, Maichel & Teague P.S. as our independent auditor for 2013.  If any other matters are properly presented at the annual meeting for action, the persons named in the enclosed proxy and acting thereunder will have the discretion to vote on these matters in accordance with their best judgment. We do not currently expect that any other matters will be properly presented for action at the annual meeting.

You may receive more than one proxy card depending on how your shares are held.  For example, you may hold some of your shares individually, some jointly with your spouse and some in trust for your children.  In this case, you will receive three separate proxy cards to vote.

What if My Shares Are Held in Street Name?

If you are the beneficial owner of shares held in “street name” by a broker, your broker, as the record holder of the shares, is required to vote the shares in accordance with your instructions.  If you do not give instructions to your broker, your broker may nevertheless vote the shares with respect to discretionary items, but will not be permitted to vote your shares with respect to non-discretionary items, pursuant to current industry practice.  In the case of non-discretionary items, the shares not voted will be treated as “broker non-votes.”

If your shares are held in street name, you will need proof of ownership to be admitted to the annual meeting.  A recent brokerage statement or letter from the record holder of your shares are examples of proof of ownership.  If you want to vote your shares of common stock or preferred stock held in street name in person at the annual meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

How Many Shares Must Be Present to Hold the Meeting?

A quorum must be present at the meeting for any business to be conducted.  The presence at the meeting, in person or by proxy, of at least a majority of the shares of USAC common stock and preferred stock entitled to vote at the annual meeting as of the record date will constitute a quorum.  Proxies received but marked as abstentions or broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

What if a Quorum Is Not Present at the Meeting?

If a quorum is not present at the scheduled time of the meeting, a majority of the shareholders present or represented by proxy may adjourn the meeting until a quorum is present.  The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given unless the meeting is adjourned for 120 days or more.  An adjournment will have no effect on the business that may be conducted at the meeting.

Vote Required to Approve Proposal 1:  Election of Directors

Directors are elected by a majority of the votes cast, in person or by proxy, at the annual meeting by holders of a plurality of outstanding shares entitled to vote present in person or by proxy at the annual meeting. Pursuant to our Articles of Incorporation, shareholders are permitted to cumulate their votes for the election of directors. Under cumulative voting, each holder of voting stock has a number of votes that is equal to the number of shares of voting stock he or she owns multiplied by the number of directors to be elected. The holder may cast all of those votes for one nominee or distribute them among all or less than all of the nominees as the shareholder sees fit. Since six directors are to be elected at the meeting, the total votes which may be cast in the election of directors is calculated as follows:

Number of shares of voting stock [___] x 6 (number of directors to be elected) = total votes. Shareholders may allocate their votes among the six nominees described below. Votes may be cast for or withheld from each nominee.

Vote Required to Approve Proposal 2:  Ratification of the Selection of the Independent Auditor

Ratification of the selection of DeCoria, Maichel & Teague P.S. as our independent auditor for the fiscal year ending December 31, 2013 requires the affirmative vote of a majority of the outstanding shares entitled to vote present in person or by proxy at the annual meeting.  Abstentions will have the same effect as a vote against the proposal.

May I Revoke My Proxy?

You may revoke your proxy before it is voted by:

●	submitting a new proxy with a later date;

●	notifying the Secretary of USAC in writing before the annual meeting that you have revoked your proxy; or

●	voting in person at the annual meeting.

If you plan to attend the annual meeting and wish to vote in person, we will give you a ballot at the annual meeting.  However, if your shares are held in “street name,” you must bring a validly executed proxy from the nominee indicating that you have the right to vote your shares.

How can I obtain a copy of the 2012 Annual Report on Form 10-K?

The Company’s 2012 Annual Report on Form 10-K, including financial statements, is available on the internet with this Proxy Statement at http://www.usantimony.com. The Form is also available through the SEC’s website at http://www.sec.gov.

At the written request of any shareholder who owns shares on the record date, the Company will provide to such shareholder, without charge, a paper copy of the Company’s 2012 Annual Report on Form 10-K as filed with the SEC, including the financial statements, but not including exhibits.

If  requested the Company will provide copies of the exhibits for a reasonable fee.

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PROPOSAL 1 – ELECTION OF DIRECTORS
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What is the current compensation of the Board?

Our Board of Directors currently consists of six members.

Is the Board divided into classes? How long is the term?

No, the Board is not divided into classes. All directors serve one-year terms until their successors and elected and qualified at the next annual meeting.

Who is standing for election this year?

The Board of Directors has nominated the following six current Board Members for election at the 2013 annual meeting, to hold office until the 2014 annual meeting:

●	John C. Lawrence

●	Gary D. Babbitt

●	Harmut W. Baitis

●	Russell C. Lawrence

●	Whitney H. Ferer

●	Bernard J. Guarnera

What if a nominee is unable or unwilling to serve?

All of our nominees currently serve as USAC directors. Each nominee has consented to being named in this Proxy Statement and has agreed to serve if elected.  If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee.  If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority.  At this time, we are not aware of any reason why a nominee might be unable to serve if elected.

How are nominees elected?

Directors are elected by a majority of the votes cast, in person or by proxy, at the annual meeting by holders of a plurality of outstanding shares entitled to vote present in person or by proxy at the annual meeting. Pursuant to our Articles of Incorporation, shareholders are permitted to cumulate their votes for the election of directors.

Board Recommendation

The Board recommends a vote FOR each of the six nominees. All proxies executed and returned without an indication of how shares should be voted will be voted FOR the election of all nominees.

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INFORMATION ON THE BOARD OF DIRECTORS
___________________________

The following table sets forth certain information with respect to current directors. The term for each director expires at our next annual meeting or until his or her successor is appointed and qualified. The ages of the directors are shown as of December 31, 2012.

Name	Age	Affiliation	Expiration of Term

John C. Lawrence	74	Chairman, President,	2014 Annual meeting
		and Treasurer; Director

Gary D. Babbitt	67	Director	2014 Annual meeting

Hartmut W. Baitis	63	Director	2014 Annual meeting

Russell C. Lawrence Whitney H. Ferer	44 54	Director Director	2014 Annual meeting 2014 Annual meeting

Bernard J. Guarnera	69	Director	2014 Annual meeting
Set forth below is the present principal occupation and other business experience during the last five years of each nominee for election.

John C. Lawrence.  Mr. Lawrence has been the president and a director since the Company’s  inception.  Mr. Lawrence was the president and a director of AGAU Mines, Inc., our corporate predecessor, since the inception of AGAU Mines, Inc. in 1968.  He is a member of the Society of Mining Engineers and a recipient of the Uuno Sahinen Silver Medallion Award presented by Butte Tech, University of Montana.  He holds a BA degree from Hamilton with course work at the University of Wyoming, an MA degree from the University of Wyoming and has completed all course work and thesis at the University of Utah for a Phd degree. Mr. Lawrence has an extensive background in mining, milling, smelting, chemical processing and oil and gas.

Gary D. Babbitt.  Mr. Babbitt, who joined the Board in 1998, has been involved in the formation of the Company’s Mexican subsidiaries and acquisition of mining concessions and smelter operations in Mexico, and other business relationships of the Company domestically and internationally. He currently serves as secretary/director of USAC’s Mexican Subsidiaries. Prior to becoming a USAC director, he represented mining companies in a variety of transactions and cases for over 30 years in the Western United States, with an emphasis in mining law and CERCLA. Mr. Babbitt has a B.A. from the College of Idaho, and earned his J.D. from the University of Chicago.

Hartmut W. Baitis. Mr. Baitis, who joined the Board in 2011, has over 36 years of experience as an exploration geologist in the U.S., Canada, Central America and Mexico. Since 1995, he has been a consultant to numerous mining companies, and preparing advanced-stage precious metal, base metal and industrial metal evaluations. Mr. Baitis is involved in ownership of several gold and base metal properties and two producing mines. He has a B.S. and a Ph.D. in Geology from the University of Oregon.

Russell C. Lawrence.  Mr. Lawrence, who joined the Board in 2007, has experience in the lines of applied physics, mining, refining, excavation, electricity, electronics, and building contracting.  He graduated from the University of Idaho with a degree in physics in 1994 and worked for the Physics Department at the University of Idaho for a period of 10 years. He has also worked as a building contractor and for USAC at the smelter and laboratory at Thompson Falls, for USAMSA in the construction and operation of the USAMSA smelter in Mexico, and for Antimonio de Mexico, S. A. de C. V. at the San Miguel Mine and the Cadereyta mill site in Mexico. He also serves as vice president/director of USAC’s Mexican Subsidiaries. Mr. Lawrence is the son of John C. Lawrence, the Company’s Chairman and President.

Whitney H. Ferer. Mr. Ferer, who was nominated to the Board in February 2012, has worked for 35 years for Aaron Ferer & Sons, or AF&S, headquartered in Omaha, Nebraska, where he is currently the Vice President of Trading and Operations and Vice Chairman of the Board. He previously served as the Vice President of the Lead and Zinc Division of AF&S, and has been involved in the patenting of various processes for the breakdown of plastics and metal recovery.

Bernard J. Guarnera. Mr. Guarnera, who was nominated to the Board in May 2012, has more than 40 years of experience in the global mining industry. Most recently he served as Chairman and CEO of Behre Dolbear & Company, an internationally recognized mining consulting firm which was founded in 1991. He previously served with Texaco’s Minerals Group, Damyes & Moore and Boise Cascade, firms where he worked in the coal and uranium, precious and base metals and industrial minerals sectors. Mr. Guarnera has degrees from the Michigan College of Mining & Technology (B.Sc. Geological Engineering (mining emphasis) and M.Sc. Economic Geology).

Family Relationships

John C. Lawrence is the father of Russell C. Lawrence.

Other Directorships

No directors of the Company are also directors of issuers with a class of securities registered under Section 12 of the United States Securities Exchange Act of 1934, as amended, or the Exchange Act, or which otherwise are required to file periodic reports under the Exchange Act.

Legal Proceedings

The Company is not aware of any material legal proceedings to which any director, officer or affiliate of the Company, or any owner of record or beneficially of more than five percent of common stock of the Company, or any associate of any director, officer, affiliate of the Company, or security holder is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

The Company is not aware of any of its directors or officers being involved in any legal proceedings in the past ten years relating to any matters in bankruptcy, insolvency, criminal proceedings (other than traffic and other minor offenses) or being subject to any of the items set forth under Item 401(f) of Regulation S-K.

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CORPORATE GOVERNANCE
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Board of Directors

The Board of Directors conducts its business through Board meetings and through its committees. The current Board is composed of six directors.

Director Independence

We have six directors as of November 14, 2013, including four independent directors as follows:

●	Bernard Guarnera

●	Gary D. Babbitt

●	Whitney H. Ferer

●	Hartmut W. Baitis

An “independent” director is a director whom the Board of Directors has determined satisfies the requirements for independence under Section 803A of the NYSE MKT Company Guide.

Meetings of the Board and Board Member Attendance at Annual Meeting

During the year ended December 31, 2012, the Board of Directors held four meetings.  Each incumbent director attended all of the meetings of the Board and committees on which such person served during this period.

Board members are not required to attend the annual meeting.

Communications to the Board

Shareholders who are interested in communicating directly with members of the Board, or the Board as a group, may do so by writing directly to the individual Board member c/o Corporate Secretary, Alicia Hill, at United States Antimony Corporation, P.O. Box 643, Thompson Falls, Montana 59873. Our Secretary will forward communications directly to the appropriate Board member. If the correspondence is not addressed to the particular member, the communication will be forwarded to a Board member to bring to the attention of the Board. Our Secretary will review all communications before forwarding them to the appropriate Board member.

Committees and Committee Charters

The Board of Directors has a standing Executive Committee, Audit Committee, Compensation Committee and Corporate Governance & Nominating Committee.  The Audit Committee was established in December 2011, and the Compensation and the Corporate Governance & Nominating Committees were established in 2012.

Executive Committee

The Executive Committee consists of two members, John C. Lawrence and Gary D. Babbitt. During 2012, the Executive Committee met two (2) times.

Audit Committee and Audit Committee Financial Experts

We have a standing Audit Committee and audit committee charter, which complies with Rule 10A-3 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, and the requirements of the NYSE MKT. Our Audit Committee was established in accordance with Section 3(a)(58)(A) of the Exchange Act. Our Audit Committee is composed of three (3) directors each of whom, in the opinion of the Board, are independent (in accordance with Rule 10A-3 of the Exchange Act and the requirements of Section 803A of the NYSE MKT Company Guide) and financially literate (pursuant to the requirements of Section 803B of the NYSE MKT Company Guide): Gary D. Babbitt (Chairman), Hartmut W. Baitis and Whitney H. Ferer. Mr. Ferer satisfies the requirement of a “financial expert” as defined under Item 407(d)(5) of Regulation S-K and meets the requirements for financial sophistication under the requirements of Section 803B of the NYSE MKT Company Guide.

Our Audit Committee meets with our management and our external auditors to review matters affecting financial reporting, the system of internal accounting and financial controls and procedures and the audit procedures and audit plans. Our Audit Committee reviews our significant financial risks, is involved in the appointment of senior financial executives and annually reviews our insurance coverage and any off-balance sheet transactions.

Our Audit Committee monitors our audit and the preparation of financial statements and all financial disclosure contained in our SEC filings. Our Audit Committee appoints our external auditors, monitors their qualifications and independence and determines the appropriate level of their remuneration. The external auditors report directly to the Audit Committee. Our Audit Committee has the authority to terminate our external auditors’ engagement and approve in advance any services to be provided by the external auditors that are not related to the audit.

During the fiscal year ended December 31, 2013, the Audit Committee met seven (7) times. A copy of the Audit Committee charter is available on our website at www.usantimony.com.

Audit Committee Report

Our Audit Committee oversees our financial reporting process on behalf of the Board. The Committee has three (3) members, each of whom is “independent” as determined under Rule 10A-3 of the Exchange Act and the rules of the NYSE MKT. The Committee operates under a written charter adopted by the Board.

The Committee assists the Board by overseeing the (1) integrity of our financial reporting and internal control, (2) independence and performance of our independent auditors, (3) and provides an avenue of communication between management, the independent auditors and the Board.

In the course of providing its oversight responsibilities regarding the 2012 financial statements, the Committee reviewed the 2012 audited financial statements, which appear in the 2012 Annual Report on Form 10-K, with management and our independent auditors. The Committee reviewed accounting principles, practices, and judgments as well as the adequacy and clarity of the notes to the financial statements.

The Committee reviewed the independence and performance of the independent auditors who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, and such other matters as required to be communicated by the independent auditors in accordance with Statement of Auditing Standards 61, as superseded by Statement of Auditing Standard 114 – the Auditor’s Communication With Those Charged With Governance, as modified or supplemented.

The Committee meets with the independent auditors to discuss their audit plans, scope and timing on a regular basis, with or without management present. The Committee has received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board for independent auditor communications with audit committees concerning independence, as may be modified or supplemented.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in the Annual Report to the Securities and Exchange Commission on Form 10-K for the year ended December 31, 2012. The Committee and the Board have also recommended the selection of DeCoria, Maichel and Teague P.S. as independent auditors for the Company for the fiscal year 2013.

USubmitted by the Audit Committee Members

●	Gary D. Babbit (Chairman)
●	Harmut W. Baitis
●	Whitney H. Ferer

Compensation Committee

We have a Compensation Committee composed of three (3) directors, all of whom, in the opinion of our Board of Directors, are independent (under Section 803A of the NYSE MKT Company Guide): Gary D. Babbitt (Chairman), Hartmut W. Baitis and Whitney H. Ferer.

We have a Compensation Committee charter that complies with the requirements of the NYSE MKT. Our Compensation Committee is responsible for considering and authorizing terms of employment and compensation of executive officers and providing advice on compensation structures in the various jurisdictions in which we operate. Our Chief Executive Officer may not be present during the voting determination or deliberations of his or her compensation; however, our Compensation Committee does consult with our Chief Executive Officer in determining and recommending the compensation of directors and other executive officers.

In addition, our Compensation Committee reviews both our overall salary objectives and significant modifications made to employee benefit plans, including those applicable to executive officers, and propose awards of stock options, if any. The Compensation Committee has determined that the Company’s compensation policies and practices for its employees generally, not just executive officers, are not reasonably likely to have a material adverse effect on the Company.

The Compensation Committee does not and cannot delegate its authority to determine director and executive officer compensation.  Due to budgetary constraints, neither the Company or the Compensation Committee has engaged the services of an external compensation consultant.

During the fiscal year ended December 31, 2012, the Compensation Committee met two (2) times. A copy of the Compensation Committee charter is available on our website at www.usantimony.com.

Corporate Governance and Nominating Committee

We have a Corporate Governance and Nominating Committee composed of three (3) directors, all of whom, in the opinion of our Board of Directors, are independent (under Section 803A of the NYSE MKT Company Guide): Gary D. Babbitt (Chairman), Hartmut W. Baitis and Whitney H. Ferer. We have a Corporate Governance and Nominating Committee charter that complies with the requirements of the NYSE MKT.

Our Corporate Governance and Nominating Committee is responsible for developing our approach to corporate governance issues. The Committee evaluates the qualifications of potential candidates for director and recommends to the Board nominees for election at the next annual meeting or any special meeting of shareholders, and any person to be considered to fill a Board vacancy resulting from death, disability, removal, resignation or an increase in Board size. The Committee has adopted a Director Nominating Process and Policy which sets forth the criteria the Board will assess in connection with the consideration of a candidate, including the candidate’s integrity, reputation, judgment, knowledge, independence, experience, accomplishments, commitment and skills, all in the context of an assessment of the perceived needs of the Board at that time. A copy of the Director Nominating Process and Policy is available on our website at www.usantimony.com.

We do not have a formal policy regarding diversity in the selection of nominees for directors. The Corporate Governance and Nominating Committee does, however, consider diversity as part of its overall selection strategy. In considering diversity of the Board as a criteria for selecting nominees, the Corporate Governance and Nominating Committee takes into account various factors and perspectives, including differences of viewpoint, professional experience, education, skills and other individual qualities and attributes that contribute to Board heterogeneity, as well as race, gender and national origin. The Corporate Governance and Nominating Committee seeks persons with leadership experience in a variety of contexts. The Corporate Governance and Nominating Committee believes that this conceptualization of diversity is the most effective means to implement Board diversity. The Corporate Governance and Nominating Committee will assess the effectiveness of this approach as part of its annual review of its charter.

The Committee will consider recommendations for director nominees made by shareholders and others if these individuals meet the criteria set forth in the Director Nominating Process and Policy. For consideration by the Committee, the nominating shareholder or other person must provide the Corporate Secretary’s Office with information about the nominee, including the detailed background of the suggested candidate that will demonstrate how the individual meets our director nomination criteria. If a candidate proposed by a stockholder meets the criteria, the individual will be considered on the same basis as other candidates. No shareholder or shareholders holding 5% or more of our outstanding stock, either individually or in aggregate, has recommended a nominee for election to the Board.

All of the nominees included on the proxy card accompanying this proxy statement were nominated by the Corporate Governance and Nominating Committee and were recommended by our current Board.

During the fiscal year ended December 31, 2012, the Corporate Governance and Nominating Committee met one (1) time. A copy of the Corporate Governance and Nominating Committee charter is available on our website at www.usantimony.com.

Board Leadership Structure

The Board has reviewed our current Board leadership structure in light of the composition of the Board, our size, the nature of our business, the regulatory framework under which we operate, our shareholder base, our peer group and other relevant factors. Considering these factors we have determined not to have a separate Chief Executive Officer and Chairman of the Board, and to have John C. Lawrence fill both roles. We have determined that this structure is currently the most appropriate Board leadership structure for us. The Board noted the following factors in reaching its determination:

●	The Board acts efficiently and effectively under its current structure.

●
A structure of a combined Chief Executive Officer and Chairman of the Board is in the best position to be aware of major issues facing us on a day-to-day and long-term basis, and is in the best position to identify key risks and developments facing us to be brought to the Board’s attention.

●	This structure eliminates the potential for confusion and duplication of efforts, including among employees.

●	Companies within our peer group utilize similar Board structures.

We do not have a lead independent director. Given the size of the Board, the Board believes that the presence of four independent directors out of the six directors on the Board, with independent directors sitting on the Board’s committees, is sufficient independent oversight of the Chairman and Chief Executive Officer. The independent directors work well together in the current board structure and the Board does not believe that selecting a lead independent director would add significant benefits to the Board oversight role.

The Board of Director’s Role in Risk Management Oversight

The understanding, identification and management of risk are essential elements for the successful management of the Company. Risk oversight begins with the Board and the Audit Committee. The Audit Committee consists of Mr. Babbitt (Chairman), and Messrs. Baitus and Ferer, each of whom is an independent director.

The Audit Committee reviews and discusses policies with respect to risk assessment and risk management. The Audit Committee also has oversight responsibility with respect to the integrity of our financial reporting process and systems of internal control regarding finance and accounting, as well as its financial statements.

At the management level, an internal audit provides reliable and timely information to the Board and management regarding our effectiveness in identifying and appropriately controlling risks. Annually, management presents to the Audit Committee a report summarizing the review of our methods for identifying and managing risks.

Additionally, our Corporate Governance and Nominating Committee reviews the risks related to succession planning and the independence of the Board. The Compensation Committee reviews the risks related to our various compensation plans.

In the event that a committee is allocated responsibility for examining and analyzing a specific risk, such committee reports on the relevant risk exposure during its regular reports to the entire Board to facilitate proper risk oversight by the entire Board.

Based on a review of the nature of operations, we do not believe that any areas of the Company are incentivized to take excessive risks that would likely have a material adverse effect on our operations.

___________________________

DIRECTORS’ COMPENSATION
___________________________

We paid directors' fees in the form of 26,000 shares of our common stock per director during 2010. In January of 2012, we issued the directors 149,500 shares, of which 95,835 shares were for services during 2011. The remaining shares were to be part of the directors’ compensation for 2012; however, this remaining grant was rescinded by the Board as of May 14, 2012, because of the run-up in the Company’s stock price. Following is a summary of fees, cash payments, stock awards, and other reimbursements to Directors during the year ended December 31, 2012

Directors Compensation
Name and Principal Position	Fees Earned or paid in Cash	Stock Awards	Total Fees, Awards, and Other Compensation

John C. Lawrence, Chairman		$25,000	$25,000
Bernard Guarnera, Director		$15,625	$15,625
Gary D. Babbitt, Director	$36,000	$25,000	$61,000
Leo Jackson, Director(1)	$60,000	$36,755	$96,755
Russell Lawrence, Director		$25,000	$25,000
Hartmut Baitis, Director		$25,000	$25,000
Whitney Ferer, Director		$25,000	$25,000
Patrick Dugan, Director(1)		$34,438	$34,438

(1)      Mr. Dugan left the Board of Directors in February 2012 and Mr. Jackson left the Board of Directors in May 2012.

For 2012, the fees for serving as a chair of a Board committee were as follows: (i) Audit Committee, $16,000; (ii) Compensation Committee, $14,000; and (iii) Corporate Governance & Nominating Committee, $6,000.

___________________________

EXECUTIVE COMPENSATION
___________________________

Summary Compensation Table

The following summary compensation table sets forth information concerning the annual compensation for services to the Company for the years ended December 31, 2012, 2011 and 2010 paid by the Company to its principal executive officers.

Name and Principal Position	Year	Salary	Bonus	Other Annual Compensation (1)	Restricted Options/Awards (2)	All Other Compensation	Total

John C. Lawrence,	2012	$126,000	N/A	$5,538	$25,000	None	$156,538
President and Chief	2011	$126,000		$5,538	$40,001		$171,539
Executive Officer	2010	$102,500		$5,538	$13,520		$121,558
John C. Gustaven,	2012	$100,000	N/A			None	$100,000
Executive Vice	2011	$85,000					$85,000
President	2010
Russell Lawrence,	2012	$100,000	N/A		$25,000	None	$125,000
Vice President for	2011	$85,000			$40,001		$125,001
Latin America	2010	$85,000			$13,520		$98,520

(1)	Represents earned but unused vacation.

(2)	These figures represent the fair values, as of the date of issuance, of the annual director's fee payable to Mr. Lawrence in the form of shares of USAC's common stock.

Compensation for all executive officers, except for the President/CEO position, is recommended to the Compensation Committee of the Board of Directors by the President/CEO. The Compensation Committee makes the recommendation for the compensation of the President/CEO. The Compensation Committee has identified a peer group of mining companies to aid in reviewing the President’s compensation recommendations for executives, and for reviewing the compensation of the President/CEO. The full Board approves the compensation amounts recommended by the Compensation Committee. Currently, the compensation of executive management includes only base salary and health insurance. The Company does not have annual performance based salary increases, long term performance based cash incentives, deferred compensation, retirement benefits, or disability benefits. For the year ended December 31, 2011, the President/CEO received an increase in base compensation of $24,000 annually. The Board of Directors determined that this executive officer’s compensation for the prior year ended December 31, 2010, was substantially less than that of chief executive officers for similar companies, and that a raise was appropriate to compensate him for management of an enterprise with the complexities of United States Antimony Corporation.

Two executive officers, the President/CEO and the Vice-President for the Latin American operations, have received restricted stock awards for their services as Board members.

Equity Compensation Awards

The following table sets forth information concerning the outstanding equity awards at December 31, 2012, held by our principal executive officer. There were not any other outstanding equity awards or plan based awards to officers or directors as of December 31, 2012.

Outstanding Equity Awards at Fiscal Year End
Name	Number of Securities Underlying Unexercised Options		Number of Securities Underlying Unexercised Unearned Options	Average Exercise Price	Option Exercise Dates
	Exercisable	Unexercisable
	#	#

John C. Lawrence	250,000	0	0	$0.25	None
(Chairman of the Board Of
Directors and Chief Executive
Officer)

Compensation Committee Compensation Discussion and Analysis

This discussion and analysis provides you with an understanding of our executive compensation philosophy, plans and practices, and gives you the context for understanding and evaluating the more specific compensation information contained in the tables and related disclosures set forth above.

United States Antimony Corporation (USAC or the Company) is engaged in mining and processing zeolite, antimony and precious metals. We have an operating zeolite mine and plant near Preston, Idaho and an operating antimony mine in the state of Queretaro, Mexico, a mill in Guanajuato, Mexico and antimony smelters in Coahuila, Mexico and Thompson Falls, Montana. The Company headquarters are in Thompson Falls, Montana.

The Company has had to compete for management personnel in a world market. USAC, unlike the precious-metal mining companies, faces a distinctly different metallurgical and processing regimen in producing antimony metal and related antimony products.  Consequently, the pool of experienced management talent for antimony mining, milling, metallurgy and smelting is relatively limited. Despite these limitations our CEO successfully recruited and trained personnel for staffing positions in the US and Mexico.

Completing the construction of the mine, mill and smelter in Mexico and bringing into production the mines at Guadalupana, Guadalupe, Wadley, and Soyatal  has been the primary focus of management and the Board of Directors. The Company understands that compensation of management and its directors lags behind its peers. At that same time the Company believes that completing and developing the Mexican projects  will create shareholder value and long term viability of the Company in the global marketplace.

As antimony is an important industrial metal traded globally, the company realizes that it is not immune from world economic changes which affect the price of antimony.  Historically, antimony prices have fluctuated.  During 2012-2013 the Company faced depressed metal prices which affected profitability.

In analyzing executive compensation the committee recognized the hardship and risk which the CEO, John Lawrence, and the Executive Vice Presidents, John Gustaven and Russell Lawrence, faced and continue to endure in working in Mexico.

Oversight of the Executive Compensation Program

Role of the Compensation Committee. The Compensation Committee (Committee) directs the design of and oversees the compensation programs. The Committee recommends the compensation level for the Chief Executive Officer (CEO) and it recommends the compensation levels of the other company executives. The independent Directors of the Board then consider the recommendations and votes on them. The Compensation Committee also makes recommendations to the Board concerning salary guidelines and reviews  compensation matters  concerning all other executive officer and director compensation , including salaries, bonuses, stock-based award, and grants, and the terms and conditions of employment contracts. The Compensation Committee also oversees and consults with management on succession plans.

The Compensation Committee meets at least twice annually to consider recommendations to the board. Typically, the CEO of the Company makes recommendations to the Committee concerning individual salary levels and other compensation for the executives based on his knowledge of the work requirements and their effort and success.  The CEO does not make any recommendation concerning his salary or compensation.  The Compensation Committee, as noted, makes its own recommendation concerning the CEO’s salary or other compensation. The Compensation Committee also reviews the adequacy of and director compensation on an annual basis. The Compensation Committee balances the Company’s compensation levels with the present operational goals and objectives of the Company.

The Compensation Committee is currently comprised of Hart Baitis, Whitney Ferer, and Gary Babbitt, Chairman. This is the Second Compensation Committee report. The Compensation Committee did not engage a compensation consultant in either the preparation or review of this report.

Role of Executive Officers

The Chief Executive Officer makes recommendations to the Committee concerning executive officers total compensation.

The Chief Executive Officer and executive officers make recommendations to the Committee concerning long term plans and goals and short term goals for executive officers and for the CEO.

The executive officers make recommendations concerning any qualified or non- qualified stock plan which the company may have.

The Committee reviews the executive officer recommendations for compensation and exercises its discretion in amending, accepting or modifying the recommendations for compensation.

The Committee did not employ an employment consultant due to budget constraints.

Executive Compensation Principles

The following principles assist and guide the Committee in fulfilling its responsibilities as set forth in the Compensation Committee Charter and administration of the continuing executive compensation program:

●	Compensation should be transparent so that both the company shareholders and executives understand the executive compensation program.

●	Compensation programs should correspond with the Company’s long-term financial interest as well as the interests of shareholders.

●	Compensation should be flexible and rational in cyclical or volatile commodity markets.

●	Compensation should account for the inherent risks in certain geographical environments.

●	Compensation should be responsive to retaining qualified, high caliber executives and management.

Executive Management currently receives only a base salary and health insurance. The Company does not have annual performance based salary plans, or long term performance based cash incentives, deferred compensation, retirement benefits or disability benefits.  The CEO, John Lawrence, and Russell Lawrence, the Vice President of Latin American Operations, are board members and receive compensation in the form of company common stock  for serving on the board.

Market Position

While the Company has identified a peer group, the Committee recommends not to raise or change Executive Management base salaries in 2013 from the 2012 level.  Moreover, the Board directors rescinded the historical annual permitted grant of restricted stock to the directors as of May 14, 2012.  The directors’ compensation new compensation will be limited in 2013 and continue thereafter not to exceed $25,000 unless circumstances otherwise permit a different grant. The Company does not have percentile projections, incentives, or goals of compensation for any executive or directors of the Company. There is no other compensation to executives or directors other than what is disclosed in this report.

Market Assessments

The Committee reviews market compensation levels for the Board of Director and Executive compensation. At the present time the continuing development of the Mexican program requires that changes in base salary of the executives and compensation of directors will be carefully determined and on a case by case basis annually.

Peer Group

The Committee identified the following mining companies for the peer or comparison group for compensation analysis comparisons based on their 2012 market capitalization. These companies are mainly operating mining companies:

Alexco Resources (AXU)	Mkt Cap 70.7M
Great Panther Mining (GPL)	Mkt Cap 104.0M
General Moly (GMO)	Mkt Cap 190.0M
US Antimony (UAMY)	Mkt Cap 80.0M
Comstock Mining (Lode)	Mkt Cap 96.8M
Revett Mining (RVM)	Mkt Cap 23.5M
Santa Fe Corp (SFEG)	Mkt Cap 18.3M
Avino Gold and Silver (ASM)	Mkt Cap 22.2M

Personal Benefits for Executives

The Company does not have:

●	Change in control agreements;

●	Supplemental compensation policies; or

●	Separation or Severance Agreements.

Executive Compensation for 2013

The following compensation table is for the fiscal years ending December 31, 2010, 2011, 2012, and 2013, for the CEO, Vice Presidents, CFO, and Secretary/Controller:

Name and Principal Position	Year	Salary	Bonus	Stock Awards (1) (2) (4)	All Other Compensation	Total
John C. Lawrence, President and Chief Executive Officer (1)	2013 2012 2011 2010	$126,000 $126,000 $126,000 $102,500	N/A	$-0- $-0- $62,400 $13,520	$5,538 $5,538 $5,538 $5,538	$131,538 $131,538 $193,539 $121,558
John C. Gustaven, Executive Vice President (3)	2013 2012 2011 2010	$115,000 $100,000 $ 85,000 N/A	N/A			$115,000 $100,000 $ 85,000 N/A
Russell Lawrence, Vice President for Latin America	2013 2012 2011 2010	$120,000 $100,000 $ 85,000 $ 85,000	N/A	$-0- $-0- $62,400 $13,520		$120,000 $100,000 $147,400 $ 98,520
Matt Keane, Vice President of Marketing	2013 2012 2011 2010	$ 50,000 $ 50,000 $ 50,000 $ 50,000	N/A			$ 50,000 $ 50,000 $ 50,000 $ 50,000
Dan Parks, Chief Financial Officer (3)	2013 2012 2011 2010	$ 75,000 $ 75,000 $ 75,000 N/A	N/A			$ 75,000 $ 75,000 $ 75,000 N/A
Alicia Hill, Secretary and Controller	2013 2012 2011 2010	$ 50,000 $ 50,000 $ 45,000 $ 40,000	N/A			$ 50,000 $ 50,000 $ 45,000 $ 40,000
_________________

1.
The Stock Awards made for  2010 and 2011 for all for all directors serving during those years were: 2010 (26,000 shares), 2011 (26,000 shares)  The amount shown represents the dollar amount of the stock recognized with respect to the fiscal year for the fair market value of the stock to be awarded on or before 12/31/2010 and 12/31/2011respectively. In August of 2012 the Board of Directors changed the maximum award of stock to the Directors to be not more than $25,000 per director in value unless circumstances otherwise permitted a different amount.  Thus the stock awards for 2012 and 2013 for the Directors’ will be shares  with a value not to exceed $25,000  when issueed. All stock awards for John Lawrence and Russell Lawrence in 2010 and 2011 were included in this compensation report as part of executive salary to follow industry custom and to make the comparisons with the peer group more consistent.

2.	Neither John Lawrence nor Russell Lawrence received their director shares for 2012 or 2013 as authorized.
3.	John Gustaven and Dan Parks joined the Company in October, 2011.

Review of Executive Salaries with Peer Group for 2013 Salaries

In comparing salaries, in each case there were outliers that were significantly higher than all salaries.  These outliers were eliminated for comparison purposes.

In 2013, USAC CEO and President John Lawrence ranked in the 10th percentile with the lowest salary among the comparison group CEO’s in 2013. The salary range of the comparator group of the CEOs was $151,000 to $917,000. The average CEO salary of the peer group was $508,000. There were 8 comparators for the CEO comparison for 2012.

USAC CFO Dan Parks in 2013 was  in the 20th percentile among the comparison of CFO’s.  The range of the CFO comparators in 2013 was between $32,000 and $409,000 for five reporting companies in this category. The average salary of the comparator CFO group was $178,400.  Three comparators did not report information for their CFO’s in 2012.

The USAC Executive VPs (Russell Lawrence and John Gustaven) salaries ranked below the 10th percentile for 2012. The comparison group for the VPs was only 4 due to lack of public information in 2012. The average salary of the comparator group was $226,600.

Expatriate Compensation

The Company pays for lodging, food, and transportation both domestically and internationally as needed and required in the US and Mexico. Security issues influence transportation in Mexico.

Compensation of Independent Directors

The following table sets for the information concerning the compensation of the Company Directors for the fiscal year ended December 31, 2012. The table lists all compensation received by the independent directors.  The stock received by executives who were also directors, John Lawrence and Russell Lawrence, was counted under executive compensation.

Director Compensation for 2013

	Fees Earned or Paid	Stock Awards (4)	All other Compensation	Total ($)
Gary Babbitt (1) (3)	$36,000	$25,000	0	$61,000

Hart Baitis (2) (5)	0	$25.000	0	$25,000

Whitney Ferer (2) (5)	0	$25,000	0	$25,000

Barney Guarnera (5)	0	$25,000	0	$25,000
_________________

1.
Gary Babbitt presently serves as Chairman of the Audit, Compensation, and Governance & Nomination Committees. He also serves on the Corporate Executive Committee and is a board member and Secretary of USAMSA, the Company’s wholly owned Mexican subsidiary. In 2011 Mr. Babbitt performed worked on certain  projects in Mexico and the  formation of the standing committees required by Sarbanes Oxley and the NYSE.

2.	Hart Baitis and Whitney Ferer are members of the Audit, Compensation, and Governance & Nomination Committees.
3.
The fees for chairmanship of the committees in 2012 are:   Audit Committee $16,000, Compensation Committee $14,000; Governance & Nomination Committee $6,000. These committees are mandated by the Sarbanes Oxley Act and the NYSE. Gary Babbitt has not received his director shares for 2012 or 2013..

4.	Hart Baitis, Whitney Ferer, and Barney Guarnera joined the Board of Directors in 2012.
5.
The stock awards to directors in 2013 will continue to be the stock  in a value equivalent to $25,000, unless circumstances permit a change in the award. The 2013 stock has not been awarded at this time to any of the directors. The above chart is a projected stock award for 2013.

The directors will receive $25,000 or equivalent value in USAC Rule 144 common stock for 2012 and 2013 and succeeding years until changed, unless circumstances permit otherwise among the comparator group of 8 companies in 2011.

The National Association of Corporate Directors published its 2011-2013 Director Compensation Report.  For micro capitalized companies the average corporate director compensation increased from $96,000 in 2011 to $97,308 in 2012.  The USAC directors’ compensation is significantly less than the average for micro companies by over $72,000 under this study.

The “2011 BDO 600 Survey of Board Directors Pay” studied the pay of 600 NYSE Companies. In the study there were non-financial companies with revenues between $25 Million and $1 billion. This was a mid- market survey of companies. The BDO survey found that, (1) stock awards were favored over stock options; and, (2) the average stock option grant for all companies was about $20,000. The average stock grant was $25,000 for the smaller companies, i.e., $25M to 325M (which is within the capitalization range of the peer group of this report). The smaller companies had an annual total director average compensation of all sources totaling $90,575. This study also shows the position of USAC director compensation well below the average.

The Company does not have an executive or director compensation program. The Company has a measured compensation approach consistent with its growth. In short, compensation will be reviewed annually.

Committee Recommendations for 2013 Compensation of Officers and Independent Directors

The Committee recommends that the Executive Pay for 2013 for John Lawrence, CEO, John Gustaven and Russell Lawrence, Executive VPs remain the same as 2012. The Committee recommends that Chairmanship fees for the Audit, Compensation, and Governance/ Nomination Committees be accepted as set forth in this report and that Director’s fees shall be $25,000 or the equivalent amount in USAC common stock, restricted under Rule 144, for 2013.

Compensation Committee Report

The Compensation Committee of the Board of Directors has reviewed and discussed the foregoing compensation discussion and analysis with management. Based upon our review and discussions, the Compensation Committee has recommended to the Board of Directors that the compensation discussion and analysis be included in this Proxy Statement for filing with the U.S. Securities and Exchange Commission.

THE COMPENSATION COMMITTEE OF
THE BOARD OF DIRECTORS

Gary D. Babbitt, Chairman
Hartmut W. Baitis
Whitney H. Ferer

___________________________

OTHER GOVERNANCE MATTERS
___________________________

Code of Business and Ethical Conduct

We have adopted a corporate Code of Business and Ethical Conduct administered by our President/CEO, John C. Lawrence. We believe our Code of Business and Ethical Conduct is reasonably designed to deter wrongdoing and promote honest and ethical conduct, to provide full, fair, accurate, timely and understandable disclosure in public reports, to comply with applicable laws, to ensure prompt internal reporting of code violations, and to provide accountability for adherence to the code. Our Code of Business and Ethical Conduct provides written standards that are reasonably designed to deter wrongdoing and to promote:

●	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

●	Full, fair, accurate, timely and understandable disclosure in reports and documents that are filed with, or submitted to, the Commission and in other public communications made by an issuer;

●	Compliance with applicable governmental laws, rules and regulations;

●	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

●	Accountability for adherence to the code.

Our Code of Business and Ethical Conduct is available on our web site at www.usantimony.com. A copy of the Code of Business and Ethical Conduct will be provided to any person without charge upon written request to us at our executive offices: United States Antimony Corporation, P.O. Box 643, Thompson Falls, Montana 59873. We intend to disclose any waiver from a provision of our code of ethics that applies to any of our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions that relates to any element of our code of ethics on our website. No waivers were granted from the requirements of our Code of Business and Ethical Conduct during the year ended December 31, 2012, or during the subsequent period from January 1, 2013 through the date of this proxy statement.

Compensation Interlocks and Insider Participation

There were no compensation committee or board interlocks among the members of our Board.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers, directors, and persons who beneficially own more than 10% of our common stock, or 10% Stockholders, to file reports of ownership and changes in ownership with the Securities and Exchange Commission, or SEC. Such officers, directors and 10% Stockholders are also required by SEC rules to furnish us with copies of all Section 16(a) forms that they have filed.

Based solely on our review of the copies of Forms 3, 4 and 5 furnished to us,  John Lawrence, Gary Babbitt, Hartmut Baitus, Whitney Ferer, Bernard Guanera and Russell Lawrence did not file timely Forms 3, 4 or Form 5 reports during 2012, 2011 or 2010.

___________________________

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
___________________________

Described below are transactions during the last three years to which we are a party and in which any director, executive officer or beneficial owner of five percent (5%) or more of any class of our voting securities or relatives of our directors, executive officers or five percent (5%) beneficial owners has a direct or indirect material interest. See also transactions described in notes 4, 9, 10, 11, 12, 15 and 19 to our Financial Statements as of December 31, 2012.

We reimbursed John C. Lawrence, a director and Chief Executive Officer, for operational and maintenance expenses incurred in connection with our use of equipment owned by Mr. Lawrence, including welding trucks, backhoes, and an aircraft. Reimbursements for 2012, 2011 and 2010, totaled $117,111, $47,232, and $53,932, respectively.

During the year ended 2012, we issued 100,000 shares to Herbert Denton for services provided related to the private issuance of stock in January and June of 2012. The value of the shares issued to Mr. Denton was treated as a cost of issuance and did not affect net income. We also issued 165,827 shares to Directors for services, with a value at time of issuance of $451,232. $211,818 was treated as an expense for 2012, $230,004 was expensed in 2011, and $9,410 is being carried as prepaid directors’ fees.

During 2011, the Company awarded 95,835 shares of its common stock to its Board of Directors as compensation for their services as directors. In connection with the issuances, the Company recorded $230,004 in director compensation expense. The shares were issued in January of 2012.

During 2010, the Company issued 130,000 of its common stock to its Board of Directors as compensation for their services as directors. In connection with the issuances, the Company recorded $67,600 in director compensation expense.

___________________________

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
___________________________

The following table sets forth information regarding beneficial ownership of our common stock as of November 14, 2013, by (i) each person who is known by us to beneficially own more than 5% of our Series B, C, and D preferred stock or common stock; (ii) each of our executive officers and directors; and (iii) all of our executive officers and directors as a group. Unless otherwise stated, each person's address is c/o United States Antimony Corporation, P.O. Box 643, 47 Cox Gulch, Thompson Falls, Montana 59873.

Title of Class	Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Percent of Class(1)	Percent of all Voting Stock

Common stock	Reed Family Limited Partnership	3,918,335	7	7
	328 Adams Street
	Milton, MA 02186

Common stock	The Dugan Family	6,362,927(3)	10	10
	c/o A. W. Dugan
	1415 Louisiana Street, Suite 3100
	Houston, TX 77002

Series B preferred	Excel Mineral Company	750,000(5)	100	N/A
	PO Box 3800
	Santa Barbara, CA 93130

Series C preferred	Richard A. Woods	48,305(4)	27	Nil
	59 Penn Circle West
	Penn Plaza Apts.
	Pittsburgh, PA 15206

Series C preferred	Dr. Warren A. Evans	48,305(4)	27	Nil
	69 Ponfret Landing Road
	Brooklyn, CT 06234

Series C preferred	Edward Robinson	32,203(4)	18	Nil
	1007 Spruce Street 1st Floor
	Philadelphia, PA 19107

Series C preferred	All Series C Preferred Shareholders
	as a group	177,904(4)	100	Nil

Common stock	John C. Lawrence	4,128,346(2)	7	7
Common stock	Hart Baitis	20,526	Nil	Nil
Common stock	Russ Lawrence	165,693	Nil	Nil
Common stock	Bernard Guarnera	12,275	Nil	Nil
Common stock	Gary Babbitt	134,167	Nil	Nil
Common stock	Whitney Ferer	58,026	Nil	Nil
Common stock	Matthew Keane	10,300	Nil	Nil
Common stock	Daniel Parks	35,400	Nil	Nil
Common Stock	All directors and executive
	officers as a group	4,564,733	7	7

Series D preferred	John C. Lawrence	1,590,672(4)	91	3
Series D preferred	Leo Jackson	102,000	5	Nil
Series D preferred	Gary Babbit	58,333	Nil	Nil
Series D preferred	All Series D Preferred Shareholders
	as a group	1,751,005(4)	100	3

____________________

(1)
Beneficial Ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable or convertible, or exercisable or convertible within 60 days of November 14, 2013, are deemed outstanding for computing the percentage of the person holding options or warrants but are not deemed outstanding for computing the percentage of any other person. Percentages are based on a total of 61,896,726 shares of common stock, 750,000 shares of Series B preferred stock, 177,904 shares of Series C preferred stock, and 1,751,005 shares of Series D preferred stock outstanding on November 14, 2013. Total voting stock of 63,825,635 shares is a total of all the common stock issued, and all of the Series C and Series D preferred stock.

(2)	Includes 3,801,653 shares of common stock and 250,000 stock purchase warrants. Excludes 183,324 shares owned by Mr. Lawrence's sister, as to which Mr. Lawrence disclaims beneficial ownership.

(3)
Includes shares owned by the estate of Al W. Dugan and shares owned by companies owned and controlled by the estate of Al W. Dugan. Excludes 183,333 shares owned by Lydia Dugan as to which the estate of Mr. Dugan disclaims beneficial ownership.

(4)	The outstanding shares of Series C and Series D preferred stock carry voting rights equal to the same number of shares of common stock.

(5)
The outstanding shares of Series B preferred stock carry voting rights only if the Company is in default in the payment of declared dividends. The Board of Directors has not declared any dividends as due and payable for the Series B preferred stock.

___________________________

PROPOSAL 2 – RATIFICATION OF SELECTION OF INDEPENDENT AUDITOR
___________________________

What am I voting on?

The Board of Directors and the Audit Committee have selected DeCoria, Maichel & Teague P.S. as our independent auditor for the year ending December 31, 2013 and that selection is being submitted to shareholders for ratification. Although ratification is not required by our bylaws or otherwise, the Board is submitting the selection of DeCoria, Maichel & Teague P.S. to our shareholder for ratification as a matter of good corporate practice. If the selection is not ratified, the Board will consider whether it is appropriate to select another registered public accounting firm. Even if the selection is ratified, the Board in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of USAC and our shareholders. DeCoria, Maichel & Teague P.S. served as our independent auditor for the year ended December 31, 2012.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends that you vote “FOR” the ratification of the appointment of DeCoria, Maichel & Teague P.S. as our independent auditor for 2013.

Accountant Fees and Services

The following table sets forth the aggregate fees billed to the Company by DeCoria, Maichel & Teague P.S. for professional services rendered for the fiscal years ended December 31, 2012 and 2011.

	2012	2011
Audit Fees	$172,991	$102,728
Tax Fees	$4,082	$7,408
Other Fees	—	—
Totals	$177,073	$110,136

Audit Fees

Consists of fees billed for professional services rendered for the audit of our financial statements and review of interim consolidated financial statements included in quarterly reports and services that are normally provided by the principal accountants in connection with statutory and regulatory filings or engagements.

Tax Fees

Consists of fees billed for professional services for tax compliance, tax advice and tax planning.

Audit-Related Fees

There were no other fees billed by DeCoria, Maichel & Teague P.S. during the last three fiscal years for assurance and related services that were reasonably related to the performance of the audit or review of the Company's financial statements and not reported under "Audit Fees" above.

The Audit Committee of the Board of Directors determined that all of the services performed by DeCoria, Maichel & Teague P.S. in fiscal year 2012 were not incompatible with DeCoria, Maichel & Teague P.S. maintaining its independence.

___________________________

SHAREHOLDER PROPOSALS
___________________________

Proposals of shareholders intended to be presented at our annual meeting to be held in 2013 must be received by us no later than July 15, 2013 to be considered for inclusion in the proxy materials and form of proxy relating to that meeting.  Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act.

BY ORDER OF THE BOARD OF DIRECTORS

John C. Lawrence
Chairman and President

Thompson Falls, Montana
November 14, 2013

REVOCABLE PROXY
UNITED STATES ANTIMONY CORPORATION
ANNUAL MEETING OF SHAREHOLDERS
DECEMBER 14, 2013

The undersigned hereby appoints John C. Lawrence and Gary D. Babbitt, and each of them, with full powers of substitution to act as attorneys and proxies for the undersigned, to vote all shares of common stock of United States Antimony Corporation (“USAC”) which the undersigned is entitled to vote at the annual meeting of shareholders, to be held at the Ramada Inn at the airport, 8909 Airport Drive, on Saturday, December 14, 2013, at 11:00 a.m., local time, and at any and all adjournments thereof, as indicated.

		FOR	VOTE WITHHELD
1.
The election as director of the nominees listed below
(except as marked to the contrary below)

John C. Lawrence
Gary D. Babbitt
Harmut W. Baitis
Russell C. Lawrence
Whitney H. Ferer
Bernard J. Guarnera
		☐	☐
		FOR	ABSTAIN	AGAINST
2.	The ratification of the selection of De Coria, Miachel & Teague, P.S. as the independent auditor for the year ending December 31, 2013.	☐	☐	☐

This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no specification is made, this proxy will be voted FOR the election of the named nominees as directors and FOR Proposal 2, and at the discretion of the proxy on any other matter that may properly come before the meeting

If any other business is presented at the annual meeting, the proxies will vote your shares in accordance with the directors’ recommendations.  At the present time, the Board of Directors knows of no other business to be presented at the annual meeting.  This proxy card also confers discretionary authority on the Board of Directors to vote with respect to the election of any person as director where the nominees are unable to serve or for good cause will not serve and on matters incident to the conduct of the annual meeting.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Should the undersigned be present and elect to vote at the annual meeting or at any adjournment thereof and after notification to the Secretary of USAC at the annual meeting of the shareholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

The undersigned acknowledges receipt from USAC prior to the execution of this proxy of the Notice of Annual Meeting of Shareholders and the Proxy Statement dated November 14, 2013.

Dated:                       , 2013

PRINT NAME OF SHAREHOLDER	PRINT NAME OF SHAREHOLDER

SIGNATURE OF SHAREHOLDER	SIGNATURE OF SHAREHOLDER

Please sign exactly as your name appears on the enclosed card.  When signing as attorney, executor, administrator, trustee or guardian, please give your full title.  If shares are held jointly, each holder should sign.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. OR YOU MAY FAX THIS PROXY TO COLUMBIA STOCK TRANSFER AT 855-664-3544, OR YOU MAIL EMAIL THIS PROXY TO MICHELLE@COLUMBIA STOCK.COM.